                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

AMENDMENT NO. __
FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

[ ] PRELIMINARY PROXY STATEMENT
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
    (AS PERMITTED BY RULE 14a-6(e)(2))
[X] DEFINITIVE PROXY STATEMENT
[ ] DEFINITIVE ADDITIONAL MATERIALS
[ ] SOLICITING MATERIAL PURSUANT TO SECTION 240.14a-11(c) OR SECTION 240.14a-12

                                PHOTOMEDEX, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  JEFFREY F. O'DONNELL, CHIEF EXECUTIVE OFFICER
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] NO FEE REQUIRED.

[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-6(i)(1) AND 0-11.

      1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

         -----------------------------------------------------------------------

      2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

         -----------------------------------------------------------------------

      3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

         -----------------------------------------------------------------------

      4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

         -----------------------------------------------------------------------

      5) TOTAL FEE PAID:

         -----------------------------------------------------------------------

[ ] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE
    0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

      1) AMOUNT PREVIOUSLY PAID:

         -----------------------------------------------------------------------

      2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

         -----------------------------------------------------------------------

      3) FILING PARTY:

         -----------------------------------------------------------------------

      4) DATE FILED:

         -----------------------------------------------------------------------

                                PHOTOMEDEX, INC.
                             A DELAWARE CORPORATION

                                EXECUTIVE OFFICES
                          FIVE RADNOR CORPORATE CENTER
                                    SUITE 470
                           RADNOR, PENNSYLVANIA 19087
                                 (610) 971-9292
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 10, 2002
                            ------------------------

TO THE STOCKHOLDERS OF PHOTOMEDEX, INC.:

      The Annual Meeting of Stockholders (the "Meeting") of PhotoMedex, Inc., a Delaware corporation ("we," "us" or "our"), will be held at our office at Five Radnor Corporate Center, Suite 470, Radnor, Pennsylvania 19087, on June 10, 2002, at 9:00 a.m., local time, to consider and vote on the following proposals:


                               PURPOSE OF MEETING

      (1) To elect to our Board of Directors six (6) directors, to serve until our next Annual Meeting of Stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal.

      (2) To approve an amendment to our 2000 Stock Option Plan (the "2000 Stock Option Plan") to increase the number of shares of our Common Stock reserved for issuance thereunder from 1,000,000 to 2,000,000 shares.

      (3) To approve an amendment to our Non-Employee Directors Stock Option Plan (the "Directors Stock Option Plan") to increase the number of shares of our Common Stock reserved for issuance thereunder from 250,000 to 650,000 shares and to increase the number of options to be granted annually under the Directors Stock Option Plan from 20,000 to 35,000.

      (4) To transact such other business as may properly come before the Meeting and any adjournments thereof.

      ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MAY 3, 2002 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING.

      PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO AMERICAN STOCK TRANSFER & TRUST CO., 40 WALL STREET, 46TH FLOOR, NEW YORK, NEW YORK 10005, ATTN: PROXY SERVICES, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                          PHOTOMEDEX, INC.


                                          By: /s/ Jeffrey F. O'Donnell
                                             ----------------------------
                                                Jeffrey F. O'Donnell

Radnor, Pennsylvania
Date: May 6, 2002

                                PHOTOMEDEX, INC.
                             A DELAWARE CORPORATION

                                EXECUTIVE OFFICES
                          FIVE RADNOR CORPORATE CENTER
                                    SUITE 470
                           RADNOR, PENNSYLVANIA 19087
                                  610-971-9292

                            -------------------------
                                 PROXY STATEMENT
                            -------------------------

      This proxy statement is furnished to the stockholders of PhotoMedex, Inc., a Delaware corporation ("we," "us" or "our"), in connection with the Annual Meeting of Stockholders (the "Meeting") to be held at our office at Five Radnor Corporate Center, Suite 470, Radnor, Pennsylvania 19087, on June 10, 2002 at 9:00 a.m., local time.

      The Meeting will be held to consider and vote on the following proposals:

                               PURPOSE OF MEETING

      (1) To elect to our Board of Directors six (6) directors, to serve until our next Annual Meeting of Stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal.

      (2) To approve an amendment to our 2000 Stock Option Plan (the "2000 Stock Option Plan") to increase the number of shares of our Common Stock reserved for issuance thereunder from 1,000,000 to 2,000,000 shares.

      (3) To approve an amendment to our Non-Employee Directors Stock Option Plan (the "Directors Stock Option Plan") to increase the number of shares of our Common Stock reserved for issuance thereunder from 250,000 to 650,000 shares and to increase the number of options granted annually under the Directors
Stock Option Plan from 20,000 to 35,000.

      (4) To transact such other business as may properly come before the Meeting and any adjournments thereof.

      The list of all stockholders of record on May 3, 2002 will be available at the Meeting and at our offices at Five Radnor Corporate Center, Radnor, Pennsylvania 19087, (610) 971-9292, for the ten (10) days preceding the Meeting.

      Requests should be addressed to PhotoMedex, Inc., Jeffrey F. O'Donnell, Chief Executive Officer, Five Radnor Corporate Center, Radnor, Pennsylvania 19087, (610) 971-9292.

                           INCORPORATION BY REFERENCE

      We are currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith, file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). You may inspect and copy these materials at the Public Reference Room of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington D.C. 20549. Please call the Commission at 1-800-SEC-0330 for more information on the Public Reference Room. You may also find our commission filings at the Commission's website at www.sec.gov. You may also inspect reports and other information concerning us at the offices of The NASDAQ Stock Market at 1735 K Street, N.W., Washington, D.C. 20006. We intend to furnish our stockholders with annual reports containing audited financial statements and such other periodic reports as we may determine to be appropriate or as may be required by law.

      Upon written request, we will provide, without charge: (i) a copy of the exhibits to this Proxy Statement, and (ii) a copy of our Annual Report on Form 10-K, for the year ended December 31, 2001, to any stockholder of record or any stockholder who owned Common Stock listed in the name of a bank or broker, as nominee, at the close of business on the Record Date.

      Requests should be addressed to us, to the attention of PhotoMedex, Inc., Jeffrey F. O'Donnell, Chief Executive Officer, Five Radnor Corporate Center, Radnor, Pennsylvania 19087, (610) 971-9292.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

      The following information is provided to stockholders to explain the use of this Proxy Statement for this Meeting:

RECORD DATE

      Only stockholders of record at the close of business on May 3, 2002 (the "Record Date") are entitled to vote at the Meeting. Our Common Stock is our only class of voting securities. As of the Record Date, we have issued and outstanding 24,204,953 shares of Common Stock of record.

REVOCABILITY OF PROXIES

      A PROXY FOR USE AT THE MEETING IS ENCLOSED. ANY STOCKHOLDER WHO EXECUTES AND DELIVERS A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY EXECUTED BY HIM BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.

VOTING AND SOLICITATION

      Proxies are being solicited by the Board of Directors. The cost of this solicitation will be borne by us. Solicitation will be primarily by mail, but may also be made by telephone, fax transmission or personal contact by certain of our officers and directors, who will not receive any compensation therefor. Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted for each of the proposals described above. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

      Each share of Common Stock is entitled to one vote for each share held as of record, and there are no preemptive rights. Our current Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws do not provide for cumulative voting for the election of directors or any other purpose.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

      Shares representing 50% of the voting power of the 24,204,953 shares of Common Stock outstanding on the Record Date, which have voting rights, must be represented at the Meeting to constitute a quorum for conducting business. In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.

      The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

      We will count abstentions for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

      Further, we intend to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      Proposals of our stockholders that are intended to be presented by such stockholders at our next Annual Meeting of Stockholders for the fiscal year ending December 31, 2002 must be received by us no later than September 30, 2002, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                        DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION, NOMINATIONS AND AUDIT COMMITTEES; COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Board of Directors has a Compensation Committee comprised of John J. McAtee, Jr., Alan R. Novak and Warwick Alex Charlton, and an Audit Committee comprised of Richard DePiano, John J. McAtee, Jr. and Warwick Alex Charlton, all of whom may be deemed to be outside/non-employee directors. The Compensation Committee reviews executive compensation from time to time and reports to the Board of Directors, which makes all decisions. The Compensation Committee adheres to several guidelines in carrying out its responsibilities, including performance by the employees, performance by the Company, enhancement of shareholder value, growth of new businesses and new markets and competitive levels of fixed and variable compensation.

      The Compensation Committee reviews and approves the annual salary and bonus for each executive officer, reviews, approves and recommends terms and conditions for all employee benefit plans (and changes thereto) and administers our stock option plans and such other employee benefit plans as may be adopted by us from time to time.

      The Board of Directors has a standing committee on nominations consisting of Messrs. O'Donnell, Charlton and McAtee.

      The Audit Committee reports to the Board of Directors regarding the appointment of our independent public accountants, the scope and fees of the prospective annual audit and the results thereof, compliance with our accounting and financial policies and management's procedures and policies relative to the adequacy of our system of internal accounting controls.

                          REPORT OF THE AUDIT COMMITTEE

      The responsibilities of the Audit Committee of our Board of Directors are set forth in the Audit Committee Charter, attached as Appendix "A" to this Proxy Statement. The Audit Committee assists the full Board of Directors in fulfilling its responsibilities for oversight of the quality and integrity of our financial reporting processes. Our management prepares financial statements and establishes the system of internal control.

      In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements with management, including a discussion of the acceptability as well as the appropriateness, of significant accounting principles. The Audit Committee also reviewed with management the reasonableness of significant estimates and judgments made in preparing the financial statements as well as the clarity of the disclosures in the financial statements. The Audit Committee reviewed with the independent public accountants, Arthur Andersen LLP, their judgments as to the acceptability as well as the appropriateness of our application of accounting principles. Arthur Andersen LLP has the responsibility for expressing an opinion on the conformity of our annual financial statements with U.S. generally accepted accounting principles. The Audit Committee also discussed with Arthur Andersen LLP such other matters as are required to be discussed under Statement on Auditing Standards No. 61 (Communications with Audit Committee) and otherwise as required under U.S. generally accepted auditing standards. In addition, the Audit Committee discussed with Arthur Andersen LLP its independence from management and us, including the impact of non-audit-related services provided to us and the matters included in the written disclosures required by the Independence Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with Arthur Andersen LLP the overall scope and plans for their respective audits. The Audit Committee meets with Arthur Andersen LLP, with and without management present, to discuss the results of their audits, their opinions of our system of internal controls and the overall quality of our financial reporting. The Audit Committee held two meetings in 2001.

      In reliance on the reviews and discussions noted above, the Audit Committee recommended to the full Board of Directors, and the Board of Directors has approved, that the audited financial statements for the three (3) years ended December 31, 2001, be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Commission.

                                            Members of the Audit Committee

                                            Richard DePiano
                                            John J. McAtee, Jr.
                                            Warwick Alex Charlton

      We paid the following fees to Arthur Andersen LLP, our independent public accountants, for services rendered during the year ended December 31, 2001: a total of (i) $115,000 for the audit of our financial statements for fiscal 2001 and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q for the year ended December 31, 2001; (ii) $18,000 for other audit-related fees, including consultation and assistance with registration statements and consents; and (iii) $65,500 in fees for certain due diligence services.

      The Audit Committee of the Board determined that the services performed by Arthur Andersen LLP other than audit services are not incompatible with Arthur Andersen LLP maintaining its independence.

      Notwithstanding any reference in our prior or future filings with the Commission, which purport to incorporate this Proxy Statement by reference into another filing, such incorporation does not include any material included herein under the caption "Report of the Audit Committee."

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth certain information concerning compensation of certain of our executive officers, including our Chief Executive Officer and all executive officers, or the Named Executives, whose total annual salary and bonus exceeded $100,000, for the years ended December 31, 2001, 2000 and 1999:

                                 ANNUAL COMPENSATION             LONG TERM COMPENSATION AWARDS
                             ---------------------------   --------------------------------------------   PAYOUTS
                                                                                                            ALL
                                                            OTHER                  SECURITIES              OTHER
                                                            ANNUAL     RESTRICTED  UNDERLYING    LTIP      COMPEN
NAME AND PRINCIPAL                                          COMPEN        STOCK     OPTIONS/    PAYOUTS    SATION
POSITION                     YEAR   SALARY($)   BONUS($)   SATION($)    AWARDS($)   SARS(#)       ($)       ($)
--------                     ----   ---------   --------   ---------    ---------   -------     -------    ------
Jeffrey F. O'Donnell(1)      2001    350,000    140,000      12,000          0      125,000        0         0
                             2000    285,697    126,500      12,000          0      125,000        0         0
                             1999     35,632          0       2,000          0      650,000        0         0

Dennis M. McGrath (2)        2001    285,000    114,000      12,000          0      110,000        0         0
                             2000    205,961     82,500      12,000          0      350,000        0         0

Raymond A. Hartman(CEO)(3)   1999    248,546          0      12,000          0            0        0         0

Chaim Markheim (CFO)(4)      1999    227,962          0     137,100          0      180,000        0         0

----------

1.    Mr. O'Donnell began serving as our Chief Executive Officer in November
      1999.

2.    Mr. McGrath began serving as our Chief Financial Officer in January 2000.

3. Mr. Hartman served as our Chief Executive Officer from October 1997 to November 1999. Includes paid and accrued salary for each such fiscal year.

4. Mr. Markheim served as our Chief Financial Officer and Chief Operating Officer until January 15, 2000. Includes $77,000 paid in 1999 as past-due salary from prior years and $137,100 as additional compensation in 1999 (which includes, among others: (i) a car allowance of $12,000, and (ii) $54,600 which had been advanced to Mr. Markheim at December 31,1998 and which was recognized as additional compensation in lieu of repayment for
      1999).

      EMPLOYMENT AGREEMENT WITH JEFFREY F. O'DONNELL. As of November 19, 1999, we entered into a three-year employment agreement with Jeffrey F. O'Donnell to serve as our President and Chief Executive Officer. Mr. O'Donnell's current base salary is $350,000 per year, subject to upward adjustment from time to time by the Board of Directors. Mr. O'Donnell was granted options to acquire up to 650,000 shares of our common stock at an exercise price of $4.625. Of these options, 525,000 are currently vested and 125,000 previously have been exercised. Under the employment agreement and the option agreement, if we terminate Mr. O'Donnell, other than for "cause" (which definition includes nonperformance of duties or competition of the employee with our business), then he will receive severance pay ranging from one to two years' compensation, and 100% of all unvested options will vest immediately.

      EMPLOYMENT AGREEMENT WITH DENNIS M. MCGRATH. As of November 24, 1999, we entered into a three-year employment agreement with Dennis M. McGrath to serve as our Chief Financial Officer and Vice President of Finance and Administration. Mr. McGrath's current base salary is $285,000 per year, subject to upward adjustment from time to time by the Board of Directors. In addition, Mr. McGrath was granted, as of November 24, 1999, options to acquire up to 350,000 shares of our common stock at an exercise price of $5.50. All of these options are currently vested. Under the employment agreement and the option agreement, if we terminate Mr. McGrath, other than for "cause" (which definition includes nonperformance of duties or competition of the employee with our business), then he will receive severance pay ranging from one to two years' compensation, and 100% of all unvested options will vest immediately.

OPTION/SAR GRANTS TABLE

      The following table sets forth certain information concerning grants of stock options to certain of our executive officers, including the Named Executives for the year ended December 31, 2001:

                                                                                  POTENTIAL REALIZABLE VALUE AT
                                                                                   ASSUMED ANNUAL RATE OF STOCK
                                                                                        PRICE APPRECIATION
                           INDIVIDUAL GRANTS                                            FOR OPTION TERM(1)
                       ---------------------------                                -----------------------------
         (A)               (B)             (C)           (D)            (E)             (F)             (G)
                        NUMBER OF      % OF TOTAL
                        SECURITIES    OPTIONS/SARS
                        UNDERLYING     GRANTED TO    EXERCISE OR
                       OPTIONS/SARS   EMPLOYEES IN    BASE PRICE    EXPIRATION
         NAME           GRANTED(#)     FISCAL YEAR   ($/SHARE)(1)     DATE(1)          5%($)           10%($)
--------------------   ------------   ------------   ------------   ----------         -----           ------
Jeffrey F. O'Donnell     125,000           19%          1.05         12/10/06         163,750         241,250
Dennis M. McGrath        110,000           16%          1.05         12/10/06         144,100         212,300

----------

1. This chart assumes a market price of $1.85 for the common stock, the closing sale price for our common stock in the NASDAQ National Market System, as of December 31, 2001, as the assumed market price for the common stock with respect to determining the "potential realizable value" of the shares of common stock underlying the options described in the chart, as reduced by any lesser exercise price for such options. Further, the chart assumes the annual compounding of such assumed market price over the relevant periods, without giving effect to commissions or other costs or expenses relating to potential sales of such securities. Our common stock has a very limited trading history. These values are not intended to forecast the possible future appreciation, if any, price or value of the common stock.

OPTION EXERCISES AND YEAR-END VALUES

      The following table sets forth information with respect to the exercised and unexercised options to purchase shares of common stock for certain of the Named Executives held by them at December 31, 2001:


                          SHARES                       NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                         ACQUIRED       VALUE         UNDERLYING UNEXERCISED         IN THE MONEY OPTIONS
           NAME        ON EXERCISE   REALIZED(1)   OPTIONS AT DECEMBER 31, 2001     AT DECEMBER 31,2001(2)
--------------------   -----------   -----------   ----------------------------   ---------------------------
                                                   EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                                                   -----------    -------------   -----------   -------------
Jeffrey F. O'Donnell         0           0           554,063          210,937        $-0-         $100,000
Dennis M. McGrath            0           0           389,063          195,937         -0-           88,000

----------
(1) Represents an amount equal to the number of options multiplied by the difference between the average of the closing bid and asked prices for the common stock in the NASDAQ National Market System on the date of exercise and any lesser exercise price.

(2) Represents an amount equal to the number of options multiplied by the difference between the average of the closing bid and asked prices for the common stock in the NASDAQ National Market System on December 31, 2001 ($1.85 per share) and any lesser exercise price.

2000 STOCK OPTION PLAN

      GENERAL. The 2000 Stock Option Plan was adopted by the Board of Directors on May 15, 2000, and was approved by our stockholders on July 18, 2000. The 2000 Stock Option Plan was amended on October 16, 2000. We have reserved for issuance thereunder an aggregate of 1,000,000 shares of common stock. As of the date of this Report, we have currently outstanding options for the purchase of up to 964,850 shares of Common Stock. The 2000 Stock Option Plan provides for the grant to our employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, and for the grant to employees and consultants of nonqualified stock options.

      A description of the 2000 Stock Option Plan is set forth below. The description is intended to be a summary of the material provisions of the 2000 Stock Option Plan and does not purport to be complete.

      The general purposes of the 2000 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees and consultants and to promote the success of our business. It is intended that these purposes will be effected through the granting of stock options, which may be either "incentive stock options" as defined in Section 422 of the Code or nonqualified stock options.

      The 2000 Stock Option Plan provides that options may be granted to our employees (including officers and directors who are employees) and consultants, or of any of our parents or subsidiaries. Incentive stock options may be granted only to employees. An employee or consultant who has been granted an option may, if otherwise eligible, be granted additional options.

      ADMINISTRATION OF AND ELIGIBILITY UNDER 2000 STOCK OPTION PLAN. The 2000 Stock Option Plan, as adopted, provides for the issuance of options to purchase shares of common stock to our officers, directors, employees, independent contractors and consultants and those of our subsidiaries as an incentive to remain in the employ of or to provide services to us. The 2000 Stock Option Plan authorizes the issuance of incentive stock options, or ISOs, non-qualified stock options, or NSOs, and stock appreciation rights, or SARs, to be granted by a committee to be established by the Board of Directors, to administer the 2000 Stock Option Plan, or if no such committee is established, then by the Board of Directors, either of which will consist of at least two non-employee directors, as such term is defined under Rule 16b-3 of the Exchange Act, and shall qualify as outside directors, for purposes of Section 162(m) of the Code.

      Subject to the terms and conditions of the 2000 Stock Option Plan, the committee will have the sole authority to: (a) determine the persons, or optionees, to whom options to purchase shares of common stock and SARs will be granted, (b) determine the number of options and SARs to be granted to each such optionee, (c) determine the price to be paid for each share of common stock upon the exercise of each option and the manner in which each option may be exercised, (d) determine the period within which each option and SAR will be exercised and any extensions thereof, (e) determine the type of stock options to grant (f) interpret the 2000 Stock Option Plan and award agreements under the 2000 Stock Option Plan, and (g) determine the terms and conditions of each such stock option agreement and SAR agreement which may be entered into between us and any such optionee.

      All of our officers, directors and employees, and those of our subsidiaries and certain of our consultants and other persons providing significant services to us will be eligible to receive grants of options and SARs under the 2000 Stock Option Plan. However, only our employees are eligible to be granted ISOs.

      STOCK OPTION AGREEMENTS. All options granted under the 2000 Stock Option Plan will be evidenced by an option agreement or SAR agreement between us and the optionee receiving such option or SAR. Provisions of such agreements entered into under the 2000 Stock Option Plan need not be identical and may include any term or condition, which is not inconsistent with the 2000 Stock Option Plan and which the committee deems appropriate for inclusion.

      INCENTIVE STOCK OPTIONS. Except for ISOs granted to stockholders possessing more than ten percent (10%) of the total combined voting power of all classes of our securities to whom such ownership is attributed on the date of grant, or Ten Percent Stockholders, the exercise price of each ISO must be at least 100% of the fair market value of our common stock, based on the closing sales price of our common stock, as determined on the date of grant. ISOs granted to Ten Percent Stockholders must be at an exercise price of not less than 110% of such fair market value.

      Each ISO must be exercised, if at all, within 10 years from the date of grant, but, within 5 years of the date of grant in the case of ISO's granted to Ten Percent Stockholders.

      An optionee of an ISO may not exercise an ISO granted under the 2000 Stock Option Plan, so long as such person holds a previously granted and unexercised ISO.

      The aggregate fair market value (determined as of time of the grant of the ISO) of the common stock with respect to which the ISOs are exercisable for the first time by the optionee during any calendar year shall not exceed $100,000.

      NON-QUALIFIED STOCK OPTIONS. The exercise price of each NSO will be determined by the committee on the date of grant. We have undertaken not to grant any non-qualified stock options under the 2000 Stock Option Plan at an exercise price less than 85% of the fair market value, based on the closing sales price of the common stock, on the date of grant of any non-qualified stock option under the 2000 Stock Option Plan.

      The exercise period for each NSO will be determined by the committee at the time such option is granted, but in no event will such exercise period exceed 10 years from the date of grant.

      STOCK APPRECIATION RIGHTS. Each SAR granted under the 2000 Stock Option Plan will entitle the holder thereof, upon the exercise of the SAR, to receive from us, in exchange therefore, an amount equal in value to the excess of the fair market value of the common stock on the date of exercise of one share of common stock over its fair market value on the date of grant (or in the case of an SAR granted in connection with an option, the excess of the fair market value of one share of common stock at the time of exercise over the option exercise price per share under the option to which the SAR relates), multiplied by the number of shares of common stock covered by the SAR or the option, or portion thereof, that is surrendered.

      SARs will be exercisable only at the time or times established by the committee. If an SAR is granted in connection with an option, the SAR will be exercisable only to the extent and on the same conditions that the related option could be exercised. The committee may withdraw any SAR granted under the 2000 Stock Option Plan at any time and may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs.

      LIMIT TO OPTIONS GRANTED UNDER THE 2000 STOCK OPTION PLAN. Under Section 162(m) of the Code, which was enacted in 1993, the deductibility for federal income tax purposes of compensation paid to our Chief Executive Officer and the four other most highly compensated executive officers who receive salary and bonus in excess of $100,000 in a particular year is limited to $1,000,000 per year per individual. For purposes of this legislation, compensation expense attributable to stock options and SARs would be subject to this limitation unless, among other things, the option plan under which the options and SARs is granted includes a limit on the number of shares with respect to which awards may be made to any one employee in a fiscal year. Such a potential compensation expense deduction could arise, for example, upon the exercise by one of these executive of a nonqualified option, i.e., an option that is not an incentive stock option qualifying for favorable tax treatment, or upon a disqualifying disposition of stock received upon exercise of an incentive stock option.

      In order to exclude compensation resulting from options granted under the 2000 Stock Option Plan from the $1,000,000 limit on deductibility, the Board of Directors has approved a provision in the 2000 Stock Option Plan which will place a 150,000 share limit on the number of options that may be granted under the 2000 Stock Option Plan to an employee in any fiscal year. This limit is subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like. The purpose of this provision, which is intended to comply with Section 162(m) of the Code and the regulations thereunder, is to preserve our ability to deduct in full any compensation expense related to stock options.

      TERMINATION OF OPTION AND TRANSFERABILITY. In general, any unexpired options and SARs granted under the 2000 Stock Option Plan will terminate: (a) in the event of death or disability, pursuant to the terms of the option agreement or SAR agreement, but not less than 6 months or more than 12 months after the applicable date of such event, (b) in the event of retirement, pursuant to the terms of the option agreement or SAR agreement, but no less than thirty (30) days or more than 3 months after such retirement date, or (c) in the event of termination of such person other than for death, disability or retirement, until 90 days after the date of such termination. However, the committee may in its sole discretion accelerate the exercisability of any or all options or SARs upon termination of employment or cessation of services.

      The options and SARs granted under the 2000 Stock Option Plan generally will be non-transferable, except by will or the laws of descent and distribution, except that the committee may permit additional transfers, on a general or specific basis, and may impose conditions and limitations on any such transfers, including transfers to certain members of the optionee's immediate family or certain of their related entitles.

      ADJUSTMENTS RESULTING FROM CHANGES IN CAPITALIZATION. The number of shares of common stock reserved under the 2000 Stock Option Plan and the number and price of shares of common stock covered by each outstanding option or SAR under the 2000 Stock Option Plan will be proportionately adjusted by the committee for any increase or decrease in the number of issued and outstanding shares of common stock resulting from any stock dividends, split-ups, consolidations, recapitalizations, reorganizations or like event.

      TERMINATION OF OPTIONS AND SAR'S ON MERGER, REORGANIZATION OR LIQUIDATION. In the event of our merger, consolidation or other reorganization, in which we are not the surviving or continuing corporation (as determined by the committee) or in the event of our liquidation or dissolution, all options and SAR's granted under the 2000 Stock Option Plan will terminate on the effective date of the merger, consolidation, reorganization, liquidation or dissolution, unless there is an agreement with respect to such agreement, which expressly provides for the assumption of such options and SAR's by the continuing or surviving corporation.

      AMENDMENT OR DISCONTINUANCE OF STOCK OPTION PLAN. The Board of Directors has the right to amend, suspend or terminate the 2000 Stock Option Plan at any time. Unless sooner terminated by the Board of Directors, the 2000 Stock Option Plan will terminate on May 14, 2010, the 10th anniversary date of the effectiveness of the 2000 Stock Option Plan.

2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

      GENERAL. The 2000 Non-Employee Director Stock Option Plan, or the Non-Employee Director Plan, was adopted by the Board of Directors on May 15, 2000, to be effective as of June 1, 2000, and was approved by our stockholders on July 18, 2000.

      A description of the Non-Employee Director Plan is set forth below. The description is intended to be a summary of the material provisions of the Non-Employee Director Plan and does not purport to be complete.

      PURPOSE OF THE PLAN. The purposes of the Non-Employee Director Plan are to enable us to attract, retain and motivate our non-employee directors and to create a long-term mutuality of interest between the non-employee directors and our stockholders by granting options to purchase common stock.

      ADMINISTRATION. The Non-Employee Director Plan will be administered by a committee of the Board of Directors, appointed from time to time by the Board of Directors. The committee is intended to consist of two or more directors, each of whom will be non-employee directors as defined in Rule 16b-3 under Section 16(b) of the Exchange Act. If no committee exists which has the authority to administer the Non-Employee Director Plan, the functions of the committee will be exercised by the Board of Directors. The committee has full authority to interpret the Non-Employee Director Plan and decide any questions under the Non-Employee Director Plan and to make such rules and regulations and establish such processes for administration of the Non-Employee Director Plan as it deems appropriate subject to the provisions of the Non-Employee Director Plan.

      AVAILABLE SHARES. The Non-Employee Director Plan authorizes the issuance of up to 250,000 shares of common stock upon the exercise of non-qualified stock options granted to our non-employee directors. In general, if options are for any reason canceled, or expire or terminate unexercised, the shares covered by such options will again be available for the grant of options.

      The Non-Employee Director Plan provides that appropriate adjustments will be made in the number and kind of securities receivable upon the exercise of options in the event of a stock split, stock dividend, merger, consolidation or reorganization.

      ELIGIBILITY. All of our non-employee directors are eligible to be granted options under the Non-Employee Director Plan. A non-employee director is a director serving on the Board of Directors, who is not then one of our current employees, as defined in Sections 424(e) and 424(f) of the Code.

      GRANT OF OPTIONS. As of each January 1 following the effective date of the Non-Employee Director Plan, commencing January 1, 2001, or the Initial Grant Date, each non-employee director will be automatically granted an option to purchase 20,000 shares of common stock in respect of services to be rendered to us as a director during the forthcoming calendar year, subject to the terms of the Non-Employee Director Plan. Each non-employee director who is first elected to the Board of Directors after June 1, 2000, but prior to January 1, 2001, will be granted, as of the date of his election, or First Grant Date, an option to purchase that number of shares equal to the product of (i) 5,000 and (ii) the number of fiscal quarters remaining in our then current fiscal year (including the quarter in which the date of such director's election falls), subject to the terms of the Non-Employee Director Plan. As of January 1 of each year following the Initial Grant Date or the First Grant Date, as the case may be, each non-employee director will be automatically granted an option to purchase 20,000 shares of common stock, or the Annual Grant. As of the date of this Proxy Statement, we have granted 200,000 options to our eligible directors under the Non-Employee Director Plan, and no such options have been exercised.

      The purchase price per share purchase price deliverable upon the exercise of an option will be 100% of the fair market value of such shares as follows:

      (i) For options issued on the Initial Grant Date, the fair market value will be measured by the closing sales price of the common stock as of the last trading date of the fiscal quarter prior to the Initial Grant Date;

      (ii) For options issued on the First Grant Date, the fair market value will be measured by the closing sales price of the common stock as of the First Grant Date; and

      (iii) For Annual Grants of options issued as of January 1 of any fiscal year, the fair market value will be measured by the closing sales price of the common stock as of the last trading date of the last day of the prior year.

      VESTING OF OPTIONS. Options granted under the Non-Employee Director Plan will vest and become exercisable to the extent of 5,000 shares for each fiscal quarter, in which such director shall have served at least one day as our director.

      Options that are exercisable upon a non-employee director's termination of directorship for any reason except death, disability or cause (as defined in the Non-Employee Director Plan), prior to the complete exercise of an option (or deemed exercise thereof), will remain exercisable following such termination until the earlier of (i) the expiration of the 90 day period following the non-employee director's termination of directorship or (ii) the remaining term of the option.

      Options that are exercisable upon a non-employee director's termination of directorship for disability or death, will remain exercisable by the non-employee director or, in the case of death, by the non-employee director's estate or by the person given authority to exercise such options by his or her will or by operation of law, until the earlier of (i) the first anniversary of the non-employee director's termination of directorship or (ii) the remaining term of the option.

      Upon a non-employee director's removal from the Board of Directors, failure to stand for reelection for cause or failure to be re-nominated for cause, or if we obtain or discover information after termination of directorship that such non-employee director had engaged in conduct during such directorship that would have justified a removal for cause during such directorship, all outstanding options of such non-employee director will immediately terminate and will be null and void.

      The Non-Employee Director Plan also provides that all outstanding options will terminate effective upon the consummation of a merger, consolidation liquidation or dissolution, in which the we are not the surviving entity, subject to the right of non-employee director to exercise all outstanding options prior to the effective date of the merger, consolidation, liquidation or dissolution.

      All options granted to a non-employee director and not previously exercisable become vested and fully exercisable immediately upon the occurrence of a change in control (as defined in the Non-Employee Director Plan).

      AMENDMENTS. The Non-Employee Director Plan provides that it may be amended by the committee or the Board of Directors at any time, and from time to time, to effect (i) amendments necessary or desirable in order that the Non-Employee Director Plan and the options granted thereunder conform to all applicable laws, and (ii) any other amendments deemed appropriate. Notwithstanding the foregoing, to the extent required by law, no amendment may be made that would require the approval of our stockholders under applicable law or under any regulation of a principal national securities exchange or automated quotation system sponsored by the National Association of Securities Dealers unless such approval is obtained. The Non-Employee Director Plan may be amended or terminated at any time by our stockholders.

      MISCELLANEOUS. Non-employee directors may be limited under Section 16(b) of the Exchange Act to certain specific exercise, election or holding periods with respect to the options granted to them under the Non-Employee Director Plan. Options granted under the Non-Employee Director Plan are subject to restrictions on transfer and exercise. No option granted under the Non-Employee Director Plan may be exercised prior to the time period for exercisability, subject to acceleration in the event of a change in control (as defined in the Non-Employee Director Plan) of our stockholdings. Although options will generally be nontransferable (except by will or the laws of descent and distribution), the committee may determine at the time of grant or thereafter that an option that is otherwise nontransferable is transferable in whole or in part and in such circumstances, and under such conditions, as specified by the committee.

OTHER NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

      On April 10, 1998, our Board of Directors adopted a resolution creating a stock option plan for outside/non-employee members of the Board of Directors. Pursuant to the stock plan, each outside/non-employee director is to receive an annual grant of options, in addition to any other consideration they may receive, to purchase up to 20,000 shares of common stock as compensation, at an exercise price equal to the market price of the common stock on the last trading day of the preceding year. The options granted pursuant to this plan vest at the rate of 5,000 options per quarter during each quarter in which such person has served as a member of the Board of Directors. Since we have adopted the Non-Employee Director Stock Option Plan, we no longer grant options to members of our Board of Directors under this plan.

1995 NON-QUALIFIED OPTION PLAN

      On January 2, 1996, we adopted our 1995 Non-Qualified Option Plan for key employees, officers, directors and consultants, and reserved up to 500,000 options to be granted thereunder. The option exercise price is not less than 100% of market value on the date granted; 40% of granted options vest immediately; 30% vest beginning one year after grant; and the remaining 30% vest and may be exercised beginning 2 years from grant.

      No options may be exercised more than 10 years after grant, options are not transferable (other than at death), and in the event of complete termination "for cause" (other than death or disability) or "voluntary" termination, all "unvested" options automatically terminate.

      On January 2, 1996, we granted a total of 335,000 options at an exercise price of $1.50 per share to certain directors, employees and consultants.


                         COMMON STOCK PERFORMANCE GRAPH

      Our Common Stock is listed for trading on The NASDAQ National Market under the symbol "PHMD". The following stock performance graph illustrates the yearly percentage change in the cumulative total stockholder return on our Common Stock, compared with the cumulative total return on: (i) the NASDAQ (U.S. Companies) Stock Index (the "NASDAQ U.S. Index") and (ii) an index (the "Peer Group Index"), based on a peer group (the "Peer Group") of eight (8) companies selected by the Company, whose primary business includes the sale and manufacture of electromedical surgical laser devices, during the period from December 31, 1996 through December 31, 2001: From May 10, 2000 until October 5, 2000, our Common Stock was listed for trading on The NASDAQ Small Cap Market, and during the period from December 31, 1996 until May 9, 2000, our Common Stock was quoted on the NASD Electronic Bulletin Board under the stock symbol "LSPT." The stock performance graph set forth above was based on the following data:

                         COMPARE CUMULATIVE TOTAL RETURN
                             AMONG PHOTOMEDEX, INC.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX

                               [PERFORMANCE GRAPH]

COMPANY/INDEX/MARKET   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
--------------------   --------   --------   --------   --------   --------   --------
PHOTOMEDEX, INC.       $ 100.00   $ 394.44   $ 233.33   $ 933.33   $ 500.00   $ 164.44
PEER GROUP               100.00      87.40      43.27      51.08      26.66      40.51
NASDAQ U.S. INDEX        100.00     122.32     172.52     304.29     191.25     152.46

      The entities included in the Peer Group are: Surgical Laser Technologies, Inc., Eclipse Surgical Technologies, Inc., Lasersight, Inc., PLC Systems, Inc., Spectranetics Corp., Lumenis Ltd. and Candela Corp.

      In all cases, the cumulative total return assumes, as contemplated by Commission rules, the investment of $100 at December 31, 1996 in the Common Stock and the traded securities of the entities which comprise the NASDAQ U.S. Index and the Peer Group Index, and that any cash dividends on the common stock of each entity included in the data presented above were reinvested in that security. We have paid no dividends on our Common Stock.

      All data contained in the stock performance graph and data chart set forth above are derived from sources believed to be reliable, but, because of the possibility of human and mechanical error and other factors, are provided from such sources with no express or implied warranties of any kind, and without any representations, warranties or guarantees as to either the accuracy or timeliness of such data.

      Historical stock price performance should not be relied upon as indicative of future stock price performance.

      Notwithstanding any reference in our prior or future filings with the Commission, which purport to incorporate this Proxy Statement by reference into another filing, such incorporation does not include any material included herein under the caption "Common Stock Performance Graph."

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      The following table reflects, as of May 1, 2002 the beneficial Common Stock ownership of: (a) each director of the Company, (b) each Named Executive (See "Compensation of Executive Officer and Directors"), (c) each person known by the Company to be a beneficial holder of five percent (5%) or more of its Common Stock, and (d) all executive officers and directors of the Company as a group:

                                                                                   PERCENTAGE OF
                                                                                       SHARES
                                                               NUMBER OF SHARES    BENEFICIALLY
          NAME AND ADDRESS OF BENEFICIAL OWNER(1)             BENEFICIALLY OWNED      OWNED(1)
          ---------------------------------------             ------------------   -------------
      Warwick Alex Charlton(2)                                       215,000               *
      Jeffrey F. O'Donnell(3)                                        575,479            2.32
      Dennis M. McGrath(4)                                           392,063            1.59
      Alan R. Novak(5)                                               185,000               *
      John J. McAtee, Jr.(6)                                         430,000            1.77
      Samuel E. Navarro(7)                                           181,250               *
      Richard DePiano(8)                                              60,000               *
      Joseph E. Gallo, Trustee(9)                                  1,641,165            6.78

      All directors and officers as a group (7 persons)(10)        2,038,792            7.95

----------

*     Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the SEC. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of May 1, 2002, are deemed outstanding for computing the percentage ownership of the stockholder holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other stockholder. Unless otherwise indicated in the footnotes to this table, we believe stockholders named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder's name. Unless otherwise indicated, the officers, directors and stockholders can be reached at our principal offices. Percentage of ownership is based on 24,204,953 shares of common stock outstanding as of May 1, 2002.

(2) Includes 170,000 shares of common stock owned by True North Partners LLC, of which Mr. Charlton holds a 23.125% indirect equity interest and options to purchase 45,000 shares of common stock. Does not include options to purchase up to 15,000 shares of common stock, which may vest during 2002. Mr. Charlton's address is 65 Broadway, 7th Floor, New York, NY 10006.

(3) Includes options to purchase up to 575,479 shares of common stock. Does not include options to purchase up to 210,937 shares of common stock, which may vest over the next four years.

(4) Includes 3,000 shares of common stock and options to purchase up to 389,063 shares of common stock. Does not include options to purchase up to 234,907 shares of common stock, which may vest over the next five years.

(5) Includes 28,601 shares of common stock, and options to purchase up to 156,399 shares of common stock. Does not include options to purchase up to 15,000 shares of common stock, which may vest during 2002. Mr. Novak's address is 3050 K Street, NW, Suite 105, Washington, D.C. 20007.

(6) Includes 320,000 shares, warrants to purchase up to 25,000 shares and options to purchase up to 85,000 shares of common stock. Does not include options to purchase up to 15,000 shares of common stock, which may vest during 2002. Mr. McAtee's address is Two Greenwich Plaza, Greenwich, Connecticut 06830.

(7) Includes 63,334 shares, warrants to purchase up to 6,250 shares and options to purchase up to 111,666 shares of common stock. Does not include options to purchase up to 15,000 shares of common stock, which may vest during 2002. Mr. Navarro's address is 55 East 52nd St., 33rd Floor, New York, New York 10055.

(8) Includes 15,000 shares and options to purchase up to 55,000 shares of common stock. Does not include options to purchase up to 15,000 shares of common stock, which may vest during 2002. Mr. DePiano's address is 351 East Conestoga Road, Wayne, Pennsylvania 19087.

(9) Mr. Gallo has sole voting and dispositive power with respect 1,641,165 shares of common stock he beneficially owns as trustee under certain trusts. Mr. Gallo's address is 600 Yosemite Blvd., Modesto, California 95354.

(10) Includes 609,268 shares of common stock and options and warrants to purchase up to 1,429,523 shares of common stock.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On May 11, 1999, we granted warrants to Healthworld Corporation, or Healthworld, of which Steven Girgenti, one of our former directors, is Chairman and Chief Executive Officer, to purchase 174,000 shares of our common stock at an exercise price of $4.69 per share, in exchange for various marketing services to be provided by Healthworld at a discounted rate of $104 per person hour, which is materially less then the normal hourly rate charged by Healthworld for such services. On the date of grant of these warrants, the price of the common stock was $4.69. The warrants were exercised in June 1999.

      We entered into an agreement, dated as of February 2, 2000, with ING for the provision of financial advisory and investment banking services, on an exclusive basis, through September 30, 2000. Pursuant to this agreement, ING acted as placement agent in connection with a private offering to 10 institutional investors an aggregate of 1,409,092 shares of our common stock at a price of $11.00 per share, for which we paid ING customary fees. Samuel E. Navarro, one of our directors, was, until March, 2001, the Global Head of Health Care Corporate Finance at ING. At the close of the placement on March 16, 2000, we received net proceeds of $14,259,491.

      On December 20, 2000, we granted to each of Richard Hanson and Clifford Kalista, options to purchase up to 25,000 shares of common stock at an exercise price of $4.3125 per share for consulting services rendered to us. On the date of grant, the closing sale price of the common stock was $4.3125 per share. Mr. Kalista is an employee of Investec.

OTHER TRANSACTIONS

      As of August 31, 2000, we acquired the 23.9% minority interest in our currently, wholly-owned subsidiary, Acculase, in exchange for the issuance of an aggregate of 300,000 shares of our common stock to the Acculase minority stockholders. We granted the Acculase minority stockholders certain registration rights with respect to the 300,000 shares issued to them in connection with this transaction.

      As of May 11, 1999, we entered into the agreement with Healthworld, for the provision of various services relating to the marketing of our products. The services include: (i) advertising and promotion; (ii) development of market research and strategy; and (iii) preparation and consulting on media and publicity. Compensation for these services is approximately $40,000 per month, plus reimbursement of expenses and payment of a 15% commission on media buys. Services beyond those budgeted by the parties are to cost $104 per person hour. Under a separate agreement, Healthworld agreed to provide, as of October 1, 1999: (i) two fulltime managed-care specialists to make calls on potential customers for a period of seven months at a cost of $30,000 per month; (ii) 20 fulltime sale representatives to market among dermatologists for a period of four months at a cost of $125,000 per month; and (iii) certain general management services for a period of seven months at $10,000 per month. Under separate agreements, Healthworld agreed to provide certain medical education and publishing services (approximately $700,000 in fees and costs over a period in excess of one year) and general public relations services ($10,000 per month). These agreements are no longer in effect.

      On October 29, 1998, we entered into an agreement with CSC under which CSC was to develop a commercial strategy and to define and obtain the required resources for the commercial exploitation of our excimer laser technology. Under this agreement, CSC was to provide consulting services to various businesses, including us, regarding the introduction of medical technology for commercialization. Subsequently, CSC filed a complaint against us, alleging the failure to pay for professional services performed by CSC, plus expenses. The dispute was resolved by a settlement in which we paid CSC the sum of $700,000. Warwick Alex Charlton, a former Vice President of CSC, is also our Non-Executive Chairman of the Board of Directors.

      We believe that all such transactions with our affiliates have been entered into on terms no less favorable to us than could have been obtained from independent third parties. We intend that any transactions and loans with officers, directors and 5% or greater stockholders, following the date of this Report, will be on terms no less favorable to us than could be obtained from independent third parties and will be approved by a majority of our independent, disinterested directors.

                    MATTERS FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL 1.      ELECTION OF DIRECTORS.

      Six (6) directors will be elected at the Annual Meeting, each to hold office until the next Annual Meeting of the Stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. There are no family relationships among any of our directors and executive officers. In the absence of instructions to the contrary, shares of Common Stock represented by properly executed proxies will be voted for the six (6) nominees listed hereinbelow, all of whom are recommended by our management and who have consented to be named and to serve if elected.

      In the event that any management nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

      The Board of Directors met or adopted actions by unanimous written consent approximately 17 times during the year ended December 31, 2001. All directors who were members of the Board at the time of the meeting or the action and who are standing for reelection attended 100% of the meetings of the Board.

      The Board knows of no reason why any of the nominees will be unavailable or decline to serve as a director. The information presented below is as of the Record Date, and is based in part on information furnished by the nominees and in part from our records.

      The affirmative vote of a plurality of the combined Votes Cast at the Meeting is required to elect the directors nominated below.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

NOMINEES FOR ELECTION AS DIRECTOR

      The following persons have been recommended by our management and have consented to be named and to serve as members of our Board of Directors if elected. Alex Charlton is the Non-Executive Chairman of the Board of Directors. Biographies of persons who all such persons may be reviewed in the section of this Proxy Statement entitled "Directors and Executive Officers."

                             NAME               DIRECTOR SINCE:
                      ---------------------     ---------------
                      Warwick Alex Charlton     March, 1999
                      Jeffrey F. O'Donnell      November, 1999
                      John J. McAtee, Jr.       March, 1998
                      Alan R. Novak             October, 1997
                      Samuel E. Navarro         January, 2000
                      Richard DePiano           May, 2000


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

PROPOSAL 2.      AMENDMENT TO 2000 STOCK OPTION PLAN

      The 2000 Stock Option Plan (the "2000 Stock Option Plan") was adopted by the Board of Directors on May 15, 2000. A more complete summary of the 2000 Stock Option Plan is set forth above in the section of this Proxy Statement entitled "2000 Stock Option Plan."

      We currently have reserved for issuance under the 2000 Stock Option Plan an aggregate of 1,000,000 shares of Common Stock. As of April 1, 2002, we currently have outstanding options for the purchase of 964,850 shares of Common Stock. Stockholders are being asked to approve an amendment to the 2000 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance under the 2000 Stock Option Plan from 1,000,000 shares to 2,000,000 shares.

      The approval of the amendment to the 2000 Stock Option Plan requires the affirmative vote of a majority of the combined Votes Cast.

      The general purposes of the 2000 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business. At present we have nearly exhausted the pool of authorized shares in respect of which we may grant options. The Company's Board of Directors believes it essential to carrying out our business plan to have the ability to provide new and existing employees with incentives tied to the success of the Company.

PROPOSAL 3.      AMENDMENT TO DIRECTORS STOCK OPTION PLAN

      The Directors Stock Option Plan was adopted by the Board of Directors on May 15, 2000. A more complete summary of the Directors Stock Option Plan is set forth above in the section of this Proxy Statement entitled "2000 Non-Employee Directors Stock Option Plan."

      The general purposes of the Non-Employee Director Plan are to enable the Company to attract, retain and motivate the non-employee directors of the Company and to create a long-term mutuality of interest between the non-employee directors and the Company's stockholders by granting options to purchase Common Stock ("Options"). We believe that the 2000 Stock Option Plan and the Directors Stock Option Plan increase stockholder value by increasing the commonality of interests of our employees, directors and consultants with those of our stockholders. We have already granted options covered by 200,000 of the 250,000 shares authorized under the Plan. To continue this policy, we will need to increase the number of authorized shares from 250,000 to 650,000 and to increase the number of options granted annually to each non-employee director from 20,000 to 35,000.

      We currently have reserved for issuance under the Directors Stock Option Plan an aggregate of 250,000 shares of Common Stock. As of April 1, 2002, 200,000 shares had been issued to persons eligible to participate under the Directors Stock Option Plan and 50,000 shares were available for future issuance under the Directors Stock Option Plan, not including the proposed amendment to the 2000 Stock Option Plan. Stockholders are being asked to approve an amendment to the Directors Stock Option Plan to increase the number of shares of Common Stock reserved for issuance under the Directors Stock Option Plan from 250,000 shares to 650,000 shares and to increase the number of options granted annually to each non-employee director from 20,000 to 35,000.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

      The approval of the amendment to the 2000 Stock Option Plan requires the affirmative vote of a majority of the combined Votes Cast.

                                  OTHER MATTERS

      We know of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                          By Order of the Board of Directors of

                                          PHOTOMEDEX, INC.


                                          By: /s/ Jeffrey F. O'Donnell
                                             ----------------------------
                                                Jeffrey F. O'Donnell
                                               Chief Executive Officer

Radnor, Pennsylvania
DATED: May 6, 2002

                                  APPENDIX "A"

                                PHOTOMEDEX, INC.

                             AUDIT COMMITTEE CHARTER


PURPOSE

      The primary purpose of the Audit Committee (the "Committee" ) is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

      In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and to retain outside counsel, auditors or other experts to advise the Committee. The Board and the Committee are in place to represent the Company's stockholders; accordingly, the outside auditors are ultimately accountable to the Board and the Committee.

      The Committee shall review the adequacy of this Charter on an annual basis and recommend any proposed changes to the Board.

MEMBERSHIP

      The Committee shall be comprised of not fewer than three members of the Board, and the Committee's composition shall satisfy the requirements of the Audit Committee Policy of The Nasdaq Stock Market. Accordingly, all of the members shall be directors:

      who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

      who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

In addition, at least one member of the Committee shall have accounting or related financial management expertise.

KEY RESPONSIBILITIES

      The Committee's job is one of oversight, and the Committee recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, more knowledge and more detailed information regarding the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee shall not be deemed to provide any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditors' work.

      The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide, with the understanding that the Committee may diverge from this guide as it deems appropriate given the circumstances.

      The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K) and shall review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61").

      As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's Quarterly Reports on Form 10-Q and the matters required to be discussed by SAS No. 61.

      The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

      The Committee shall:

      request from the outside auditors annually a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard No. 1;

      discuss with the outside auditors any such disclosed relationship and their impact on the outside auditor's independence; and

      recommend that the Board take appropriate action to oversee the independence of the outside auditor.

      The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for stockholder approval), evaluate and, where appropriate, replace the outside auditors.


                             Adopted by the Board of Directors on July 18, 2000.

                                    P R O X Y

                                PHOTOMEDEX, INC.

             THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS

                      FOR AN ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 10, 2002

      The undersigned stockholder appoints Jeffrey F. O'Donnell and Dennis M. McGrath, or either of them, as proxy with full power of substitution, to vote the shares of voting securities of PhotoMedex, Inc. ("we," "us" or "our") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at our office at Five Radnor Corporate Center, Suite 470, Radnor, Pennsylvania 19087, on June 10, 2002, at 9:00 a.m., local time, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, such proxy is instructed to vote as follows:

      THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD AND AS SUCH PROXIES DEEM ADVISABLE WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

(1)   [ ]   FOR all nominees listed herein (except as marked up to the contrary below).

      [ ]   WITHHOLD AUTHORITY to vote for all nominees listed below.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below)

      Warwick Alex Charlton      Jeffrey F. O'Donnell      John J. McAtee, Jr.

      Alan R. Novak              Samuel E. Navarro         Richard DePiano


(2) To approve an amendment to increase the number of shares reserved for issuance under our 2000 Stock Option Plan from 1,000,000 to 2,000,000 shares.

      [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN

(3) To approve an amendment to increase the number of shares reserved for issuance under our Directors Stock Option Plan from 250,000 to 650,000 shares and to increase the number of options granted annually under the Directors Stock Option Plan from 20,000 to 35,000.

      [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.



                                          DATED:
                                                 -------------------------


                                          --------------------------------
                                          Signature


                                          --------------------------------
                                          Signature (if held jointly)


                                          ---------------------------------
                                          Print Names


                                          ---------------------------------
                                          Print Names


(Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are jointly held, each holder must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person).



PLEASE CHECK THE BOXES ABOVE, SIGN, DATE AND RETURN THIS PROXY TO AMERICAN STOCK TRANSFER & TRUST CO., 40 WALL STREET, 46TH FLOOR, NEW YORK, NEW YORK 10005,
ATTN: PROXY SERVICES, IN THE SELF-ADDRESSED ENVELOPE PROVIDED.





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